November 19, 2015 2015 Investor Day © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders. Exhibit 99.1

Welcome James Hillier, Vice President of Investor Relations © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Agenda

Accelerating Retail Innovation	Tom Ebling, CEO
Industry Analyst Market Perspective	Greg Girard, IDC
Technology Roadmap	Wayne Whitcomb, CTO Eric Olafson, SVP Store Solutions Kathryn Murphy, VP Store Solutions Rama Ramakrishnan, Chief Data Scientist
Break	
The Retailer Perspective	Jeff Barnett, COO Jodi Watson, Wolverine Worldwide Tracey Strauss, Coach, Inc.
Driving Sustainable Growth	Tim Adams, CFO
Q&A	Demandware Management Team
Lunch	

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© 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

demandware
move faster, grow faster

Forward-Looking Statements This presentation contains forward-looking statements, including statements regarding Demandware's future financial performance, market growth, the demand for Demandware's solutions, and general business conditions. Any forward-looking statements contained in this presentation are based upon Demandware's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Demandware's expectations as of the date of this presentation. Subsequent events may cause these expectations to change, and Demandware disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts for our solution; the seasonality of our business; our ability to manage our growth; the variance of our business from quarter to quarter; the continued growth of the market for digital commerce software; the timing and success of solutions offered by our competitors; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales and implementation cycles for our solutions; increased demands on our infrastructure and costs associated with operating as a public company; failure to protect our intellectual property; changes in current tax or accounting rules; and other risks and uncertainties. Further information on potential factors that could affect actual results is included in Demandware’s latest Quarterly Report on Form 10-Q filed with the SEC. This presentation includes non-GAAP financial measures. Refer to the “Non-GAAP Financial Measures” section and the accompanying reconciliations for more detailed information about these non-GAAP measures. Non-GAAP Financial Information © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Accelerating Retail Innovation Tom Ebling, Chief Executive Officer © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

© 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

“In the past, if we were trying to sell sushi, we would market it as cold, dead fish.” – Bojana Fazarinc Hewlett Packard © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Key Takeaways for Today 2 4 We grow by creating value for our customers. We are uniquely positioned to emerge as the enterprise-class leader for retail commerce. We are in the early stages of a multi-billion dollar market opportunity. We have a clear vision for growth and profitability. 1 3 © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

1 We grow by creating value for our customers. © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Creating Value for Customers Peace of Mind Technical: Commerce Cloud Business: Shared Success Business Agility Continuous Innovation Scalable and Secure Cloud Solution Fast Time to Value Future-Proof Platform © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

3.5 Months Faster on Average Launches Retailers Grow Faster with Demandware … Demandware Customers: 40-60% ROI:139% Payback* Period: 7 Months 4.5% 20%YoY Increase in Average Order Value Web Traffic Increase Year 1 Year 2 Year 3 *payback of start-up costs Higher Conversion Rates The Total Economic Impact Of The Demandware Commerce Platform, Forrester Consulting (study of Demandware digital commerce customers) © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Virtual Rail DIGITIZE THE STORE By Rapidly Innovating the Consumer Experience GUIDED SELLING Makeup Genius Shoppable Video CONTENT & COMMERCE Flux Shoe Customizer CUSTOMIZE PRODUCT Halloween City Pop-up Stores REINVENT THE BOX © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

At the Leading Edge of Commerce Innovation Brands and retailers expand globally Retailers optimize for omnichannel Consumers democratize retail Vertically integrated brands choose cloud © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Two Growth Vectors Predictive Intelligence Best Practice Analytics Leverage Store Inventory Distributed Commerce Flash Sales Grow GMV Land and Expand LINK Retail Practice Developer Speed Scalable Infrastructure Unified Platform International Expansion Additional Brands Clearance Sites © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Customer Success Drives Growth Cohort analysis includes 75 customers all of which have been operating on Demandware’s platform for a minimum of four years as of October 30, 2015. © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Exceptional Performance Growing and Acquiring Large Enterprise Accounts Note: excludes Neckermann E © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

We are in the early stages of a multi-billion dollar market opportunity. 2 © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Massive Market Opportunity Sources: Global Retail: eMarketer Global ecommerce Software: IDC Global Cloud: IDC (Worldwide SaaS and Cloud Software 2015–2019) $10 Billion 2014 Global eCommerce Software 12% CAGR (’14 – ’18E) 18% CAGR (’14 – ’19E) $50 Billion 2014 Global Cloud $22 Trillion 2014 Global Retail © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

More Retailers Are Moving to Demandware IR500 TOP PLAYERS Market share is still only 9% and 2% in the NA and Europe IR500 respectively. Most of the of NA and Europe IR500 (48% and 68% respectively) have custom platforms. Custom platforms represent a massive opportunity for Demandware. Source: 2014 & 2015 NA IR500 and Europe IR500 Reports 27% 7% 1% 4% ‘14 ‘15 ‘14 ‘15 ‘14 ‘15 ‘14 ‘15 © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders. NA Top IR500 Platform 2014 2015 Growth Demandware 31 44 0.41935483870967744 IBM 43 43 0 In-house 243 234 -3.7037037037037035E-2 Magento 34 47 0.38235294117647056 Oracle 65 62 -4.6153846153846156E-2 SAP 5 6 0.2 EuropeTop !R500 Platform 2014 2015 Growth Demandware 14 13 -7.1428571428571425E-2 IBM 24 23 -4.1666666666666664E-2 In-house 365 354 -3.0136986301369864E-2 Magento 23 26 0.13043478260869565 Oracle 19 19 0 SAP 25 26 0.04 Aggregate IR500 Platform 2014 2015 Growth Demandware 45 57 0.26666666666666666 IBM 67 66 -1.4925373134328358E-2 In-house 608 588 -3.2894736842105261E-2 Magento 57 73 0.2807017543859649 Oracle 84 81 -3.5714285714285712E-2 SAP 30 32 6.6666666666666666E-2 Aggregate IR500 Platform 2014 2015 Growth Demandware 45 57 0.26666666666666666 IBM 67 66 -1.4925373134328358E-2 Oracle 84 81 -3.5714285714285712E-2 SAP (hybris) 30 32 6.6666666666666666E-2 In-house 608 588 -3.2894736842105261E-2 NA Top IR500 Platform 2014 2015 Growth Demandware 31 44 0.41935483870967744 IBM 43 43 0 In-house 243 234 -3.7037037037037035E-2 Magento 34 47 0.38235294117647056 Oracle 65 62 -4.6153846153846156E-2 SAP 5 6 0.2 EuropeTop !R500 Platform 2014 2015 Growth Demandware 14 13 -7.1428571428571425E-2 IBM 24 23 -4.1666666666666664E-2 In-house 365 354 -3.0136986301369864E-2 Magento 23 26 0.13043478260869565 Oracle 19 19 0 SAP 25 26 0.04 Aggregate IR500 Platform 2014 2015 Growth Demandware 45 57 0.26666666666666666 IBM 67 66 -1.4925373134328358E-2 In-house 608 588 -3.2894736842105261E-2 Magento 57 73 0.2807017543859649 Oracle 84 81 -3.5714285714285712E-2 SAP 30 32 6.6666666666666666E-2 Aggregate IR500 Platform 2014 2015 Growth Demandware 45 57 0.26666666666666666 IBM 67 66 -1.4925373134328358E-2 Oracle 84 81 -3.5714285714285712E-2 SAP (hybris) 30 32 6.6666666666666666E-2 In-house 608 588 -3.2894736842105261E-2

Exponential Rate of Retail Disruption 1995 2015 2005 2000 2010 ? ? ? ? © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Consumer Journey Is Increasingly Complex BUY BUY BUY BUY BUY BUY © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Retailers Want a Unified Platform Of retailers plan to implement a unified platform within the next 10 years. 86% Margin Revenue Brand Value Returns 53% Operational Efficiency 71% Out-of-Stock 60% Inventory Turn 65% Average Order Value 67% Conversion Rate 63% Promotional Redemption 61% Total Customer Value 68% Net Promoter Score 54% More than 10% Improvement Anticipated © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Capitalizing on Our Market Opportunity Dominate core retail market segments Expand large enterprise accounts Expand internationally Expand additional retail market segments © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

More than Doubling Our Market Opportunity by… POINT-OF-SALE ORDER MANAGEMENT PREDICTIVE INTELLIGENCE DIGITAL COMMERCE Expanding our solution and share-of-wallet © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

CONSUMER COMMERCE More than Doubling Our Market Opportunity by… Expanding our solution and share-of-wallet © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

More than Doubling Our Market Opportunity by… Extending our reach worldwide North America Europe APJ © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

We are uniquely positioned to emerge as the enterprise-class leader for retail commerce. 3 © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Retailers Want to Unify the Consumer Experience BRANDED INNOVATIONS ENGAGE DIGITALLY FULFILL ANYWHERE PERSONALIZE INTERACTIONS ENGAGE IN-STORE SERVICE ANYWHERE UNIFIED CONSUMER EXPERIENCE © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

ALIGNS WITH RETAILER NEEDS COORDINATES CONSUMER EXPERIENCES Functions & Capabilities View of Critical Data Integration Framework UNIFIED Delivering a Unified Commerce Platform © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Acquisitions Accelerate Our Journey OPERATIONS Order Management OPERATIONS Point of Sale EXPERIENCE INTELLIGENCE Predictive Intelligence JANUARY 2014 OCTOBER 2014 JANUARY 2015 © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Demandware is the ONLY provider that is a Leader in both the Forrester Platforms and Point-of-Service Waves. Competitive Barriers to Market Dominance FUTURE-PROOF Volusion Shopify NetSuite MarketLive Magento SAP Oracle IBM ENTERPRISE SCALE Demandware is the only provider that is Enterprise Scale, Future Proof and totally Customizable. © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

4 We have a clear vision for growth and profitability. © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Growth Level Fast Mid-Range Moderate Subscription Revenue > 30% 20%-30% ~20% Operating Margin Change (Non-GAAP) 1% increase per year 2% increase per year 3% increase per year Operating Margin (Non-GAAP) <10% 10%-20% >20% Long-Range Operating Margin Target = 30% Growth and Margin Framework Objective: Maximize Growth with Profitability © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Key Takeaways for Today 2 4 We grow by creating value for our customers. We are uniquely positioned to emerge as the enterprise-class leader for retail commerce. We are in the early stages of a multi-billion dollar market opportunity. We have a clear vision for growth and profitability. 1 3 © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Wayne Whitcomb, Chief Technology Officer Unifying Commerce – Technology Roadmap © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

In 2004 eCommerce Was Broken Every retail brand was independently discovering how to do ecommerce Only a small percentage of their effort actually differentiated the brand Consumers were left frustrated with terrible online shopping experiences It was time for fundamental change © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Our Mission…2004 to Now Remove the technology burden from retail brands Put control back in the hands of business users Unleash the creativity of designers and developers Open the platform so implementation and technology partners could innovate Use the power of collective learning to improve the ecommerce journey for everyone © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Pioneering Innovation APAC Footprint Demandware Founded Grid Computing European Footprint Seamless Upgradeability PCI Compliance Promotion Engine Active Merchandising Automated Global Releases JS-Controller Model 2005 2013 2011 2009 2007 2015 Predictive Merchandising Open Commerce APIs Digital Store Solution © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Demandware is Unique Highly scalable LINK marketplace Open platform Economic alignment All customers on same version Intelligence in the platform Tested and proven Continuous innovation Robust infrastructure Future Proof Business Agility Community Effect Difference This Enables Technical: Commerce Cloud Business: Shared Success © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

What We Created: The First Frontier COMMERCE REIMAGINED Demandware Commerce Cloud Manage and execute in-store transactions while merging digital and physical experiences STORE SOLUTIONS Create and coordinate digital experiences and transactions across all digital channels DIGITAL SOLUTIONS Leverage leading-edge data science to derive business insights and engage consumers INTELLIGENCE SOLUTIONS © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Business Agility Demandware Commerce Cloud Consumer Experience Developer Innovation Multitenant Scalability 99.99% Reliability Certified Security Seamless Releases Global Data Centers Global Infrastructure LINK Technology Marketplace © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

POD
Seattle, WA
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Rancho Cord, CA
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San Jose, CA
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Los Angeles, CA
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Scottsdale, AZ
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Aurora, CO
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Dallas, TX
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Chicago, IL
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Wood Dale, IL
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Chicago, IL
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Andover, MA
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Somerville, MA
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Secaucus, NJ
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Ashburn, VA
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Ashburn, VA
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Atlanta, GA
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Smyrna, GA
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Dublin, IRL
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Slough, GBR
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Slough, GBR
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Elland, GBR
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Birmingham, GBR
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Amsterdam, NED
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Amsterdam, NED
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Amsterdam, NED
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Dusseldorf, DEU
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Dusseldorf, DEU
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Frankfurt, DEU
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Frankfurt, DEU
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Munich, DEU
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Osaka, JPN
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Hong Kong, HKG
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Hong Kong, HKG
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Sydney, NSW
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Melbourne, NSW

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© 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

demandware
move faster, grow faster

Business Agility Demandware Commerce Cloud Consumer Experience Global Infrastructure Developer Innovation Multisite Architecture Open Standards Sandboxing RESTful APIs Debugging & Testing Data Model Customization API LINK Technology Marketplace © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Business Agility Demandware Commerce Cloud Active Merchandising Product & Catalogs Searchandising Promotions & Pricing Optimization Testing Descriptive Analytics Consumer Experience Developer Innovation Global Infrastructure LINK Technology Marketplace © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Demandware Commerce Cloud Global Infrastructure LINK Technology Marketplace Business Agility Developer Innovation Consumer Experience Call Center Responsive Design Apps Social In-Store © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Demandware Commerce Cloud


Consumer Experience
Responsive Design
Call Center
In-Store
iOS
Apps
Social
Business Agility
Active Merchandising
Product & Catalogs
Promotions & Pricing
Searchandising
Optimization Testing
Predictive Analytics
Developer Innovation
Multisite Architecture
JS
Open Standards
API
RESTful APIs
Sandboxing
Debugging & Testing
Data Model Customization
Global Infrastructure
Multitenant
Scalability
Certified Security
99.99% Reliability
Seamless Releases
Global Data Centers
LINK Technology Marketplace
Social
Email Marketing
Personalization
Ratings and Reviews
Payment & Tax
Marketing Automation

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© 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

demandware
move faster, grow faster

The Next Frontier: The Store is Broken BEST OF BOTH WORLDS TOGETHER AS ONE… Demandware Commerce Cloud Manage and execute in-store transactions while merging digital and physical experiences STORE SOLUTIONS Leverage leading-edge data science to derive business insights and engage consumers INTELLIGENCE SOLUTIONS Create and coordinate digital experiences and transactions across all digital channels DIGITAL SOLUTIONS © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Bringing the Cloud Into the Store Eric Olafson, Senior Vice President Store Solutions © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

92% Second Quarter 2015, Department of Commerce of retail happens in stores © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Tomax was a smart choice. © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Cloud POS Pioneer Deep Store Domain Enterprise Scalability In-Store Resiliency Mobile First First Mover to the Cloud © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Demandware Already a Point of Service Leader The Forrester Wave™: Point of Service, Q3 2015 “Leaders deliver applications and vision supporting differentiated store strategies…” This is Demandware’s first appearance on this Wave © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

This is not an easy problem. © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Store Systems Are Broken WEB CATALOGUE MOBILE CALL CENTER STORE CUSTOMER PRODUCT !!! PRICE/PROMO INVENTORY ORDERS © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

What’s a Retailer to Do? Coyote Ugly approach to omnichannel Trust the big guys to figure it out Demandware solution strategy © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Our Approach Is Different… Single point of application interaction for ASSOCIATES Consistent shopping experience, always accessible, for the CONSUMER Single point of integration for the RETAILER / SI Online Store 3rd Party Integrations Retailer Integrations 3rd Party Applications Client Online OMS Store © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Bringing the Cloud into the Store © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders. Bringing the commerce platform principles into the store ‘Versionless’ software, continuously updated through the cloud APIs for customization and integration Provide a layer of abstraction to the retailer, integrator and customization team Then, we unify the platform

Reinventing Retail (apps)! © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Humans Matter Think about the humans using these apps Fresh user interface Traditional retail functions mixed with personal Real-time access Rethink apps you’ve been using for years Extensible architecture API to apps you already have © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Omnichannel Comes Down to This… Need to pull all information from all channels together in one place: Customer Inventory Pricing Transactions And you need access to everything, anywhere, in real-time. © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Sell, Settle, Fulfill…Anywhere © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Store Center Demo © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Driving Demandware’s Business NOW 92% of retail that’s done in stores is driving decisions on ecommerce today Retailers see Demandware as a credible partner Delivered first version of Store Center in September © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

The Next Frontier: Intelligent Solutions BEST OF BOTH WORLDS TOGETHER AS ONE… Demandware Commerce Cloud Manage and execute in-store transactions while merging digital and physical experiences STORE SOLUTIONS Create and coordinate digital experiences and transactions across all digital channels DIGITAL SOLUTIONS Leverage leading-edge data science to derive business insights and engage consumers INTELLIGENCE SOLUTIONS © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

The Power of Predictive Intelligence Rama Ramakrishnan, Chief Data Scientist © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Intelligence Framework Predictive Intelligence Descriptive Intelligence (BI/Analytics) Retailer’s Data Network Data Where We Are and Where We Are Going © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Predictive Intelligence Descriptive Intelligence (BI/Analytics) Retailer’s Data Network Data Intelligence Framework Site Personalization Where We Are © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Update on Site Personalization Integrated into Demandware platform; charter program in progress; targeting worldwide GA early 2016 Potential impact on GMV / insights from A/B tests Single personalization zone saw 4-5% GMV increase Benefit increases with more personalization zones on the site, albeit with diminishing returns © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Predictive Intelligence Descriptive Intelligence (BI/Analytics) Retailer’s Data Network Data Predictive Intelligence “Infuse intelligence so deeply into the fabric of the commerce platform that the shopper isn’t even aware that she is being personalized to” Site Personalization is the Tip of the Iceberg Where We Are Going © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Two Shoppers Simultaneously Visit a Demandware Site www.fashionxchange.com www.fashionxchange.com © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Personalization From the Beginning www.fashionxchange.com www.fashionxchange.com © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Continuous Personalization oxford oxford © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Continuous Personalization oxford oxford © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Continuous Personalization © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Continuous Personalization © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Predictive Intelligence Descriptive Intelligence (BI/Analytics) Retailer’s Data Network Data Power of Network Data Benchmarking Marketing © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Network Data: Where We Are Today Company X Sector Average Delta Basket Rate 8.2% 7.3% 13.1% Checkouts per Basket 37.0% 40.3% (8.1%) Orders per Checkout 47.0% 53.5% (12.2%) Orders per Session 1.7% 1.6% 6.3% Dollars per Session $2.25 $1.95 15.4% Average Order Value $160.00 $135.00 18.5% Units per Transaction 1.8 1.5 20.0% Abandoned Carts 74.0% 77.5% (4.5%) Revenue per Unit $88.89 $90.00 (1.2%) We can compare our customers’ individual ecommerce sales to the broader peer group which is impossible outside of a single, shared platform The Power of a Single Platform © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Predictive Intelligence Descriptive Intelligence (BI/Analytics) Retailer’s Data Network Data Network Data: Where We Are Going In R&D © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Network Data Opportunities Impact Area Use Cases/Ideas suggested by DWRE customers Increase Revenue Shopper cross-device matching Shopper size profile Network wallet Network-powered personalization Network-powered browser extension Decrease Cost Shopper fraud score/indicator Shopper chargeback risk score/Indicator Improve Marketing ROI Shopper cross-device matching Category share-of-wallet analytics Channel sign-of-life indicator © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Network-Powered Predictive Search Increases the relevancy of search results and thus conversion rate, average order value and revenue Shoppers segmented in real time continuously based on network-wide behavior For any particular shopper, products favored by their segment are boosted in search results © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Our Predictive Intelligence Vision Billions of interactions… Hundreds of millions of shoppers annually… Across 1,400 sites… The goal: create a network effect with growth enabled by data! The Platform Gets Smarter with Every Interaction © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Unified Commerce: The Next Frontier Wayne Whitcomb, Chief Technology Officer © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Unified Commerce: The Next Frontier COMMERCE REIMAGINED Demandware Commerce Cloud Manage and execute in-store transactions while merging digital and physical experiences STORE SOLUTIONS Create and coordinate digital experiences and transactions across all digital channels DIGITAL SOLUTIONS Leverage leading-edge data science to derive business insights and engage consumers INTELLIGENCE SOLUTIONS © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Retail Brands Must Unify the Consumer Experience ENGAGE & SELL DIGITALLY Content-rich and engaging experience across web, mobile, social, marketplaces, and other digital media ENGAGE & SELL IN-STORE Physical & digital experiences blurred with digital enhancing in-store experience (e.g., clienteling, endless aisle, magic mirror, etc.) and seamlessly connected POS PERSONALIZE INTERACTIONS The right content, offer, product and/or promotion presented to the right consumer CREATE BRANDED INNOVATIONS Each experience is innovative, reflects the brand and builds loyalty and mindshare FULFILL ANYWHERE Consumer chooses from in-store pick-up, ship from warehouse, ship from store, and others SERVICE ANYWHERE Universal order intervention – from call center, online, in-store, anywhere UNIFIED CONSUMER EXPERIENCE © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Future Unified Platform: Objectives CLOUD All customers on same version Global releases and updates Upgradeable store elements Separation of core from custom Customizable by 3rd parties Customizable store elements CUSTOMIZABLE Single set of objects and engines Consistent API for all clients Unified set of 3rd party integrations UNIFIED © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Unified Commerce Roadmap Store Center Charter Program Store Center in North America Store Center in Europe Now 2017 2016 Predictive Merchandising Worldwide Order Management in Europe Integrated Content Management Predictive Email Worldwide Embedded CDN Distributed Commerce Predictive Search and SEO Continuing Our Pioneering Innovation © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

The Retailer Perspective … Customer Panel Jeff Barnett, Chief Operating Officer © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Jodi Watson President of Consumer Direct, Wolverine Worldwide © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Tracey Strauss Vice President, Global Digital Innovation, Coach, Inc. © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Tracey Strauss Vice President, Global Digital Innovation Coach, Inc. Jeff Barnett Chief Operating Officer Demandware, Inc. Jodi Watson President of Direct to Consumer Wolverine Worldwide © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Driving Sustainable Growth Tim Adams, Chief Financial Officer © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Significant and expanding market opportunity Highly differentiated cloud platform aligned with customer success Proven land à expand strategy High quality recurring revenue Best-in-class customer retention and renewals Demandware Investment Thesis © 2015 Demandware © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Expanding Our Market Opportunity ~$10 Billion ~$5 Billion POINT-OF-SALE ORDER MANAGEMENT PREDICTIVE INTELLIGENCE DIGITAL COMMERCE Source: IDC © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

High Quality, Growing Revenue 44% CAGR © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Customer Success Drives Growth Cohort analysis includes 75 customers all of which have been operating on Demandware’s platform for a minimum of four years as of October 30, 2015. Minimums grew 26% in year 4 © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Initial Renewal Maintaining Price and Margin © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Over 100% Dollar Renewal Rate and High Customer Retention Dollar Renewal Rate >100% Churn <5% Long-Term Customer Relationships © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Our Disciplined Investment Strategy Drives… GROWTH INNOVATION MARKET EXPANSION © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Sales & Marketing CAGR 40% Subscription CAGR 44% Backlog CAGR 49% Our Growth Investment is Paying Off © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Customer Lifetime Value Far Exceeds Acquisition Cost Analysis assumes a 6-Year Customer Life, 2014 cohort avg. customer revenue, ~80% gross margin, ~13% weighted average cost of capital, and excludes R&D and G&A Future Value 5x ROI © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Expanding our Market Opportunity Sell More on Commerce Platform Order Management Predictive Intelligence Point Of Sale Online GMV Growth Share of Wallet TAM Expansion © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Vision for Long-Term Growth & Profitability © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Growth Targets (Non-GAAP) 2014 2015E 2016E Subscription Bookings1 ~30% Low 30% Low to Mid 30% Comparable Customer GMV2 29% Mid 20% High Teens Subscription Revenue Low 50% Low 40% 30%-35% Total Revenue Low 50% High 30%3 26%-30% Revenue Growth rates on a constant currency basis 1 New annualized contract value (ACV) 2 GMV from customers on the platform throughout the year presented and the immediately preceding year 3 Excludes ~$20 million from Tomax acquisition 2016 Preliminary Outlook © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Strong Visibility into 2016 Subscription Revenue $208M 79% $45M 17% $12M 4% © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders. The $265M total for 2016 represents the midpoint of our preliminary outlook for 30% to 35% subscription revenue growth over our 2015 guidance midpoint.

2016 Preliminary Outlook

Margin Targets (Non-GAAP)	2015E	2016E
Subscription Gross Margin	~82%	~81%
Total Gross Margin	74%-75%	~74%
SG&A % Revenue	Leverage	Leverage
R&D % Revenue	Investment	Investment
Operating Margin	2%-3%	~3%

105
© 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

demandware
move faster, grow faster

How We Compare vs. Our Peers 24 of 40 28 of 40 28 of 40 SaaS group includes Amber Road, Benefitfocus, Box, Bazaarvoice, Callidus Software, salesforce.com, Cornerstone OnDemand, Constant Contact, Cvent, Channeladvisor, FleetMatics, HubSpot, Jive Software, LogMeIn, Marketo, Marin Software, NetSuite, New Relic, ServiceNow, Opower, Paycom Software, Paylocity, Proofpoint, Qualys, Q2, RingCentral, RealPage, inContact, Shopify, SPS Commerce, 2U, Textura, Ultimate Software Group, Veeva Systems, Workday, Workiva, Yodlee, and Zendesk. Source: FactSet; 2015 and 2016 peer data based on consensus estimates © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Growth Level Fast Mid-Range Moderate Subscription Revenue > 30% 20%-30% ~20% Operating Margin Change (Non-GAAP) 1% increase per year 2% increase per year 3% increase per year Operating Margin (Non-GAAP) <10% 10%-20% >20% Long-Range Operating Margin Target = 30% Growth and Margin Framework Objective: Maximize Growth with Profitability © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Targeting 30%+ Sustainable Growth Growth 2014 2015E 2016 Preliminary Outlook 3-to-5 Year Assumptions Comparable Customer GMV1 29% Mid 20% High Teens Mid to High Teens New Subscription Bookings2 ~30% Low 30% Low to Mid 30% >25% Churn <5% <5% <5% <5% Renewal Rate >120% >120% >120% >120% Subscription Revenue Low 50% Low 40% 30%-35% 30%+ © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders. Revenue Growth rates on a constant currency basis 1 GMV from customers on the platform throughout the year presented and the immediately preceding year 2 New annualized contract value (ACV)

Key Takeaways for Today 2 4 We grow by creating value for our customers. We are uniquely positioned to emerge as the enterprise-class leader for retail commerce. We are in the early stages of a multi-billion dollar market opportunity. We have a clear vision for growth and profitability. 1 © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders. 3

Thank You!

Non-GAAP Financial Measures Demandware has provided in this presentation financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP operating income (loss) and non-GAAP operating expenses. Demandware uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Demandware’s ongoing operational performance. Demandware believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial measures with other companies in Demandware's industry, many of which present similar non-GAAP financial measures to investors to help investors better understand the ongoing operating performance of the business. Non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP operating income (loss) and non-GAAP operating expenses exclude amortization expenses related to stock-based compensation, contingent compensation expense related to acquisitions, amortization of intangible assets and the non-cash tax benefit related to our acquisitions. Our non-GAAP gross margin and non-GAAP net income guidance for 2015 and 2016 also exclude amortization expenses related to stock-based compensation, contingent compensation expense related to acquisitions, amortization of intangible assets and the non-cash tax benefit related to our acquisitions. Stock-based compensation is often difficult to predict and often excluded by other companies to help investors understand the operational performance of their business. Subscription revenue growth rate outlook on a constant currency basis excludes the impact of foreign currency exchange rates, which is calculated by applying the prior period's foreign currency exchange rates to the current period foreign currency revenue, because foreign currency exchange rates are subject to volatility and can obscure underlying performance. Non-GAAP financial measures that the Company uses may differ from measures that other companies may use. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this presentation. © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.

Non-GAAP Reconciliations © 2015 Demandware. All product and company names and logos are trademarks™ or registered® trademarks of their respective holders.